UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

Revance Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7555 Gateway Boulevard, Newark, California, 94560

(Address of principal executive offices and zip code)

(510) 742-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVNC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 9, 2020, Revance Therapeutics, Inc. (the “Company”) issued a press release providing an update on the Company’s corporate and product pipeline update and shared anticipated milestones for 2020. The Company also reported on a preliminary and unaudited basis its estimated cash, cash equivalents and short-term investments balance and number of outstanding shares as of January 3, 2020. These are preliminary estimates based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2019 or the Company’s results of operations for the year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 8, 2020, Caryn McDowell resigned as the Senior Vice President, General Counsel and Corporate Secretary of the Company, with an anticipated effective date on or before March 31, 2020. Her departure is not based on any disagreement with the Company relating to its operations, policies or practices.

In connection with Ms. McDowell’s resignation, the Company entered into a separation agreement (the “Separation Agreement”) with Ms. McDowell on January 8, 2020 providing for (i) a release of claims against the Company, (ii) cash severance payments to Ms. McDowell in an amount equal to nine months of her base salary, paid in equal installments on the Company’s regular payroll schedule over the nine month period following the separation date; and (iii) certain health care continuation benefits. The Separation Agreement also provides for an extension of the post-termination exercise period for all vested stock options held by Ms. McDowell through the earlier of a change in control or January 31, 2021.

The foregoing description of the terms of the Separation Agreement is not complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

ITEM 7.01	REGULATION FD DISCLOSURE

On January 9, 2020, the Company issued a press release titled “Revance Provides Corporate Update and Anticipated Milestones for 2020.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Items 2.02 and 7.01 and in the press release furnished as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Items 2.02 and 7.01 and in the press release furnished as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description

99.1	Press Release dated January 9, 2020

104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2020	Revance Therapeutics, Inc.

	By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer